Exhibit 10.3

CONSENT, RELEASE AND FIFTH LOAN MODIFICATION AGREEMENT
This Consent, Release and Fifth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of January 21, 2014, by and between (i) SILICON VALLEY BANK, a California corporation with a loan production office located at 8020 Towers Crescent Drive, Suite 475, Vienna, Virginia 22182 (“Bank”), and (ii) LUNA INNOVATIONS INCORPORATED, a Delaware corporation (“Innovations”) and LUNA TECHNOLOGIES, INC., a Delaware corporation (“Technologies”), each with offices located at 1 Riverside Circle, Suite 400, Roanoke, Virginia 24016 (Innovations and Technologies are referred to herein, individually and collectively, jointly and severally, the “Borrower”).
1.DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of February 18, 2010, evidenced by, among other documents, a certain Loan and Security Agreement dated as of February 18, 2010, between Borrower and Bank, as amended by a certain First Loan Modification Agreement, dated as of March 7, 2011, as further amended by a certain Second Loan Modification Agreement, dated as of May 18, 2011, as further amended by a certain Third Loan Modification Agreement, dated as of June 1, 2012, and as further amended by a certain Fourth Loan Modification Agreement, dated as of March 1, 2013 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.
2.    DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and in certain Intellectual Property Security Agreements executed by each Borrower in favor of Bank (collectively, the “IP Agreements”, and together with any other collateral security granted to Bank, the “Security Documents”).
Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.
3.     DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9(a) thereof:
“(a)    Minimum Cash. Borrower’s unrestricted cash at Bank of not less than Five Million Dollars ($5,000,000).”
and inserting in lieu thereof the following:
“(a)    Minimum Cash. Borrower’s unrestricted cash at Bank of not less than Three Million Five Hundred Thousand Dollars ($3,500,000).”

2	The loan Agreement shall be amended by inserting the following definitions in Section 13.1 thereof, each in its appropriate alphabetical order:
“Fifth Loan Modification Effective Date” is January 21, 2014.”

3	The Compliance Certificate appearing as Exhibit B to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.
4.    CONSENT. Borrower has requested that Bank consent to the sale by Innovations of certain of its assets to Intuitive Surgical Operations, Inc., a Delaware corporation (the “Purchaser”) pursuant to an Asset Purchase Agreement dated as of January

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17, 2014 (the “Purchase Agreement”). Innovations intends to sell certain Collateral in connection with its Fiber Optic Shape Sensing/Localization technology to Purchaser in accordance with the terms contained in the Purchase Agreement (the “Transaction”). Absent such consent, the Transaction would be a violation of Section 7.1 (Dispositions) of the Loan Agreement. Bank hereby consents to the Transaction pursuant to the terms of the Purchase Agreement and agrees that: (i) notwithstanding anything to the contrary contained in Section 7.1 or otherwise in the Loan Agreement, the Transaction shall be permitted under the Loan Agreement, and (ii) notwithstanding anything to the contrary contained in Section 6.4 or otherwise in the Loan Agreement, Borrower shall not be obligated to remit the proceeds of the Transaction to Bank to be applied to the Obligations; provided, however, that Borrower retain at least $12,000,000 of the proceeds from the Transaction on its balance sheet as cash and deposits (a) on the closing date of the Transaction, $6,000,000 of such proceeds in an account of Borrower maintained at Bank and (b) upon receipt, and in any event not later than ninety (90) days after the closing date of the Transaction, $6,000,000 of such proceeds in an account of Borrower maintained at Bank, in each case until used by Borrower in the ordinary course of business.
5.    PARTIAL RELEASE. Bank hereby fully and unconditionally releases and reassigns to Borrower any and all liens, security interests, right, title and interest of Bank pursuant to the Loan Agreement in certain of the Collateral described on Schedule 1 attached hereto (as more specifically defined in the Purchase Agreement, the “Transferred Assets”), without recourse or representation or warranty, express or implied, of any kind. Bank authorizes Borrower, Purchaser, or any other party on behalf of Borrower, after review by Bank, to file any UCC-3 Termination Statements or other documents necessary to evidence the release of Bank’s security interests in the Purchased Assets.  In addition, Bank shall take any other actions, as may be reasonably requested by Borrower or which are required to evidence the release of the Purchased Assets, in each case at the expense of Borrower (including all reasonable attorneys’ fees and expenses).
6.    FEES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.
7.    RATIFICATION OF IP AGREEMENTS. Other than with respect to the Purchased Assets being released herein, Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Agreements, and acknowledges, confirms and agrees that said IP Agreements, as modified by certain disclosures made by Borrower to Bank through and including the date hereof, contain an accurate and complete listing of all Intellectual Property Collateral as defined in each respective IP Agreement, and each remains in full force and effect. Notwithstanding the terms and conditions of any of the IP Agreements, Borrower shall not register any Copyrights or Mask Works in the United States Copyright Office unless it: (i) has given at least fifteen (15) days’ prior written notice to Bank of its intent to register such Copyrights or Mask Works and has provided Bank with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (ii) executes a security agreement or such other documents as Bank may reasonably request in order to maintain the perfection and priority of Bank’s security interest in the Copyrights proposed to be registered with the United States Copyright Office; and (iii) records such security documents with the United States Copyright Office contemporaneously with filing the Copyright application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank a copy of the Copyright application(s) filed with the United States Copyright Office, together with evidence of the recording of the security documents necessary for Bank to maintain the perfection and priority of its security interest in such Copyrights or Mask Works. Borrower shall provide written notice to Bank of any application filed by Borrower in the United States Patent Trademark Office for a patent or to register a trademark or service mark within thirty (30) days of any such filing.
8.    RATIFICATION OF PERFECTION CERTIFICATE. Other than with respect to the Purchased Asstes being released herein, Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates, each dated as of February 18, 2010, each as modified by written disclosures made by Borrower to Bank through and including the date hereof, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in each such Perfection Certificate, as modified through the date hereof, remains true and correct in all material respects as of the date hereof.
9.    AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.    CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.
11.    RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement (as modified by this Loan Modification Agreement), and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.
12.    NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.
13.    CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.
14.    JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.
15.    COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.
[Signatures included on the following page]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER:
LUNA INNOVATIONS INCORPORATED
By    /s/ Kent A. Murphy
Name: Kent A. Murphy
Title: President and CEO
LUNA TECHNOLOGIES, INC.
By    /s/ Scott A. Graeff
Name: Scott A. Graeff
Title: President
BANK:
SILICON VALLEY BANK
By:    /s/ Alicia Fuller
Name:    Alicia Fuller
Title:    Vice President

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SCHEDULE 1
TRANSFERRED ASSETS

[***]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A to Fifth Loan Modification Agreement
EXHIBIT B
COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK                        Date:
FROM:     LUNA INNOVATIONS INCORPORATED
    LUNA TECHNOLOGIES, INC.

The undersigned authorized officer of Luna Innovations Incorporated, a Delaware corporation, and Luna Technologies, Inc., a Delaware corporation (individually and collectively, jointly and severally, the “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 120 days	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings, Deferred Revenue/billings in excess of cost report/project identifiers for Assignments of Claim tracking purposes	Monthly within 15 days	Yes No
Transaction Reports	Bi-weekly (monthly with 30 days during a Streamline Period) and with each request for an advance	Yes No
Projections	FYE within 30 days, and as amended	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

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Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Cash	$3,500,000	$_______	Yes No

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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LUNA INNOVATIONS INCORPORATED LUNA TECHNOLOGIES, INC. By: Name: Title:
BANK USE ONLY

Received by: _____________________
AUTHORIZED SIGNER
Date: _________________________

Verified: ________________________
AUTHORIZED SIGNER
Date: _________________________

Compliance Status: Yes No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:    ____________________

I.    Minimum Cash (Section 6.9(a))

Required:	Borrower shall maintain at all times unrestricted cash at Bank of not less than Three Million Five Hundred Thousand Dollars ($3,500,000).

Actual:

A.	Aggregate value of Borrower’s unrestricted cash at Bank	$

Is line A equal to or greater than $3,500,000?

  No, not in compliance                          Yes, in compliance

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.